BLACKROCK FUNDS II

LifePath® Active 2015 Portfolio

LifePath® Active 2020 Portfolio

LifePath® Active 2025 Portfolio

LifePath® Active 2030 Portfolio

LifePath® Active 2035 Portfolio

LifePath® Active 2040 Portfolio

LifePath® Active 2045 Portfolio

LifePath® Active 2050 Portfolio

LifePath® Active 2055 Portfolio

(collectively, the “Funds”)

Supplement dated June 20, 2014

to the Funds’ Prospectus dated February 28, 2014

Effective immediately, the iShares MSCI EMU ETF, a series of iShares, Inc., is added as an eligible underlying fund in which the Funds may invest.

The section in the Prospectus captioned “Details About the Funds — Information About Underlying Funds — Exchange Traded Funds (“ETFs”)” is amended to add the following information:

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EMU ETF

The fund seeks to track the investment results of an index composed of equities from countries within the European Monetary Union.

The fund seeks to track the investment results of the MSCI EMU Index (the “Underlying Index”), which consists of stocks from the following 11 developed market countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Shareholders should retain this Supplement for future reference.

PRO-LP-0614SUP